SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                              FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 16, 1994



                      STAR BANC CORPORATION

       (Exact name of registrant as specified in its charter)





              Ohio           	         0-7601          	      31-0838189
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
 of incorporation)                                    	    Identification No.)





	Star Bank Center
	425 Walnut Street
	P.O. Box 1038
 Cincinnati, Ohio                              45201-1038
 (Address of principal executive offices)      (Zip Code)





Registrant's telephone number, including area code:  (513) 632-4000



	                               Not Applicable
       (Former name or former address, if changed since last report)











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                       Exhibit Index Located on Page     3